UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2018

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
85 Dan Road Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 10, 2018, Avista Healthcare Public Acquisition Corp., our predecessor company (“AHPAC”), consummated the previously announced business combination (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of August 17, 2018 (as amended, the “Merger Agreement”), by and among AHPAC, Avista Healthcare Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of AHPAC (“Merger Sub”) and Organogenesis Inc., a Delaware corporation (“Organogenesis”).

As a result of the Business Combination and the other transactions contemplated by the Merger Agreement, Merger Sub merged with and into Organogenesis, with Organogenesis surviving the merger (the ‘‘Merger’’). In addition, in connection with the Business Combination, and in accordance with Section 388 of the Delaware General Corporation Law and the Cayman Islands Companies Law (2018 Revision), AHPAC redomesticated as a Delaware corporation (the “Domestication”). After the Domestication, AHPAC changed its name to ‘‘Organogenesis Holdings Inc.’’. We refer to AHPAC following the effectiveness of the domestication as ‘‘ORGO”. As a result of the Merger, Organogenesis became a wholly owned direct subsidiary of ORGO.

Unless the context otherwise requires, “we,” “us,” “our,” “the Company,” and “ORGO” will refer to Organogenesis Holdings Inc. and its subsidiaries. All references herein to the “Board” refer to the board of directors of ORGO.

Item 8.01	Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), and the warrants to purchase shares of Class A common stock of the Company (“public warrants”), as the successor to AHPAC, are deemed to be registered under Section 12(b) of the Exchange Act. Upon the effectiveness of the Domestication, the CUSIP numbers relating to the Company’s Class A common stock and public warrants changed to 68621F 102 and 68621F 110, respectively. The Company has applied to continue the listing of its Class A common stock on NASDAQ under the symbol “ORGO”.

As described in Item 2.01 of the Company’s Current Report on Form 8-K filed on December 11, 2018, in connection with the Domestication, AHPAC’s outstanding Class A ordinary shares were automatically converted by operation of law, on a one-for-one basis, into shares of the Company’s Class A common stock. Consequently, each holder of an AHPAC ordinary share held a share of the Company’s Class A Common Stock immediately after the Domestication representing the same proportional equity interest in the Company as that shareholder held in AHPAC immediately prior to the domestication. Similarly, AHPAC’s outstanding warrants converted by operation of law into the same number of warrants to purchase shares of the Company’s Class A common stock on the same terms as were contained in such warrants prior to the Domestication.

Holders of uncertificated shares of AHPAC immediately prior to the domestication have continued as holders of shares of uncertificated stock of the Company.

Holders of AHPAC’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that AHAPC has changed its name to Organogenesis Holdings Inc. and that Organogenesis Holdings Inc. is the successor to AHPAC.

The information in the section titled “Description of Securities” beginning on page 246 of the Company’s definitive joint proxy statement/prospectus dated November 30, 2018 and filed pursuant to Rule 424(b)(3) (File No. 333-227090) (the “Proxy”) is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. Forward-looking statements may be identified by the use of words such as “will,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “extend,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include statements relating to the Company’s request for continued listing and ability to maintain compliance with applicable Nasdaq listing rules. Forward looking statements with respect to the continued existence and operations of the Company, strategies, prospects and other aspects of the businesses of the Company are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the Company’s ability to successfully appeal Nasdaq’s determination to delist the securities and otherwise maintain compliance with applicable Nasdaq listing standards; (2) the risk that the proposed Business Combination disrupts current plans and operations of Organogenesis as a result of the announcement and consummation of the transactions described herein; (3) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (4) changes in applicable laws or regulations; (5) the possibility that The Company may be adversely affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties described in other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by the Company. Although they may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Timothy M. Cunningham
Name:	Timothy M. Cunningham
Title:	Chief Financial Officer

Date: December 14, 2018